UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 26, 2005
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                                EVOLVE ONE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-26415                              13-3876100
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      (Commission File Number)           (IRS Employer Identification No.)


           1000 Clint Moore Road, Suite 101, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 988-0819
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

          On January 26, 2005, Irwin Horowitz, a director of the Corporation was elected as President and Chief Executive Officer of Evolve One. The Company has previously provided biographical information pertaining to Mr. Horowitz when he was elected as a director of the Corporation. Mr. Horowitz has entered into an employment agreement with the Corporation pursuant to which he will receive an annual salary of $12,000 per year, reimbursement of his expenses, including travel and lodging costs until such as time as he relocates his principal residence to the location of the Company's offices, and an automobile allowance of up to $1,500 on a monthly basis. In addition, the Company granted to Mr. Horowitz an option to purchase up to 50,000,000 shares of common stock exercisable at $0.30 per share and expiring January 26, 2013.

          The Company also announced the resignations of Gary Schultheis, Herbert Tabin and Martin Scott as directors of the Company, and Gary Schultheis as President of the Company. The resignations were issued in connection with the selection of Mr. Horowitz as the President and Chief Executive Officer of the Company. Messrs. Schultheis and Tabin entered into separate Separation and Severance Agreements with the Company pursuant to which they provided their resignations and also agreed to the termination of their prior employment agreements with the Company. Both of them received options to purchase up to 10,000,000 shares of common stock at an exercise price of $0.30 per share expiring January 26, 2013, and both were paid the sum of $6,144 to defray health insurance premiums for the ensuing six months.

          In connection with the grant of the options described above, the Company amended its Stock Option Plan to increase the number of shares covered by the plan from 8,000,000 from 100,000,000 shares of common stock.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

              99.1     Employment Agreement with Irwin Horowitz

              99.2     Separation and Severance Agreement with Gary Schultheis

              99.3     Separation and Severance Agreement with Herbert Tabin



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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EVOLVE ONE, INC.


                                       By: /s/ Irwin Horowitz
                                           -------------------------
                                           Irwin Horowitz, President


DATED: February 1, 2005


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